Commitments and contingencies	9 Months Ended
May 31, 2024
Notes and other explanatory information [abstract]
Commitments and contingencies

19.	Commitments and contingencies

Commitments:

In order to maintain its existing mining and exploration licenses, the Company is required to pay annual license fees. As at May 31, 2024 and August 31, 2023, these licenses remained in good standing and the Company is up to date on its license payments.

Contingencies:

The Company is involved in litigation and disputes arising in the normal course of operations. Management is of the opinion that the outcome of any potential litigation will not have a material adverse impact on the Company’s financial position or results of operations. Accordingly, no provisions for the settlement of outstanding litigation and potential claims have been accrued as at May 31, 2024 and August 31, 2023.